UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2016

EXTRACTION OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 37907	46-1473923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 5300

Denver, Colorado 80202

(Address of Principal Executive Offices)

(720) 557-8300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note:

On October 17, 2016, Extraction Oil & Gas, Inc. (the “Company”) completed its initial public offering (the “Offering”) of 33,333,333 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a price to the public of $19.00 per share (the “IPO Price”) ($17.955 net of underwriting discounts and commissions) pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-213634) (as amended, the “Registration Statement”). The material terms of the Offering are described in the prospectus, dated October 11, 2016 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission on October 13, 2016.

Item 1.01                   Entry into a Material Definitive Agreement.

Existing Owners Registration Rights Agreement

On October 17, 2016, in connection with the closing of the Offering, the Company entered into an Amended and Restated Registration Rights Agreement (the “Existing Owners Registration Rights Agreement”) with certain shareholders identified on the signature pages thereto (the “Existing Owners”).

Pursuant to the Existing Owners Registration Rights Agreement, subject to certain limitations, the Existing Owners have the right to require the Company by written notice to prepare and file a registration statement registering the offer and sale of a certain number of their shares of Common Stock. The Company is required to provide notice of the request to certain other holders of Common Stock who may, in certain circumstances, participate in the registration. Subject to certain exceptions, the Company will not be obligated to effect a demand registration (i) on or before the date that is twelve months after the closing of the Offering, (ii) on or before 180 days after any other registered underwritten offering of the Company’s equity securities, or (iii) if the Company is not otherwise eligible at such time to file a registration statement on Form S-3 (or any applicable successor form).

Subject to certain exceptions, if at any time the Company proposes to register an offering of equity securities or conduct an underwritten offering, whether or not for its own account, then the Company must notify the Existing Owners of such proposal to allow them to include a specified number of their shares of Common Stock in that registration statement or underwritten offering, as applicable.

The registration rights provided under the Existing Owners Registration Rights Agreement are be subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and the Company’s right to delay the filing of a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Existing Owners Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective.

The foregoing description of the Existing Owners Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Preferred Holders Registration Rights Agreement

In connection with the Offering, the Company entered into a Registration Rights Agreement (the “Preferred Holders Registration Rights Agreement”) with the holders of the Series A Preferred Stock (as defined below), pursuant to which the Company agreed to file a resale shelf registration statement within 45 days of the closing of the Offering registering the sale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock. Additionally, subject to certain exceptions and limitations, the holders of the Series A Preferred Stock (the “Series A Preferred Holders”) have certain piggyback rights under such agreement, which allow the holders the option to include a specified number of the shares of Common Stock they receive following the conversion of their Series A Preferred Stock in any underwritten offering of the Company’s equity securities.

The foregoing description of the Preferred Holders Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the closing of the Offering, on October 17, 2016, Extraction Oil & Gas Holdings, LLC (“Holdings”) merged with and into the Company (the “Merger”), with the Company being the surviving entity, pursuant to an Agreement and Plan of Merger, date October 17, 2016, by and between the Company and Holdings (the “Merger Agreement”). In connection with the Merger, the Company entered into a supplement indenture (the “Supplemental Indenture”), dated October 17, 2016, by and among the Company, Extraction Finance Corp. (“Finance Corp.”), each of the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”), pursuant to which the Company (i) succeeded Holdings under that certain Indenture, dated as of July 18, 2016, by and among Holdings, Finance Corp., each of the guarantors party thereto, including the Company, and the Trustee (the “Indenture”), which provided for the issuance by Holdings and Finance Corp. of an aggregate principal amount of $550,000,000 of 7.875% senior notes due 2021 (the “Notes”), and (ii) assumed all obligations of Holdings under the Indenture and the Notes.

A fulsome description of the Notes is contained in the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—2021 Senior Notes” and is incorporated herein by reference. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

Item 3.02                   Unregistered Sales of Equity Securities.

Holdings Members’ Common Stock

In connection with the Merger and pursuant to the Merger Agreement, Holdings redeemed a series of its convertible preferred securities and the remaining equity holders in Holdings, other than the holders of Holdings’ Series B Preferred Units (which were converted into shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), the terms of which are described below), but including the holders of restricted units and incentive units, became entitled to receive an aggregate of 108,460,231 shares of Common Stock, with the allocation of such shares among Holdings’ equity holders to be determined by reference to the Company’s implied valuation based on the 10-day volume weighted average price of the Common Stock following the closing of the Offering, in accordance with the distribution mechanics set forth in the limited liability company agreement of Holdings.

The foregoing transactions were taken in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated into this Item 3.02 by reference.

Series A Preferred Stock

Further, on October 17, 2016, in connection with the Merger, the Company (i) filed with the Secretary of State of Delaware a Certificate of Designations (the “Certificate of Designations”) to, among other things, authorize and establish the rights and preferences of the Series A Preferred Stock, and (ii) issued 185,280 shares of the Series A Preferred Stock to the holders of Holdings’ Series B Preferred Units in exchange for such units. Pursuant to the Certificate of Designations, the Series A Preferred Stock are entitled to receive a cash dividend on $1,000 per share of Preferred Stock, subject to certain adjustments (the “Liquidation Preference”), at a rate of 5.875% per year, payable quarterly in arrears, and the Company has the ability to pay such quarterly dividends in kind at a dividend rate of 10% per year (decreased proportionately to the extent such quarterly dividends are paid in cash). Beginning on or after the later of (a) 90 days after the closing of the Offering and (b) the earlier of (x) 120 days after the closing of the Offering and (y) the expiration of the lock-up period contained in the underwriting agreement entered into in connection with the Offering (the “Lock-Up Period End Date”), the Series A Preferred Stock will be convertible into shares of Common Stock at the election of the holders of the Series A Preferred Stock at a conversion ratio per share of Series A Preferred Stock of 61.9195 (subject to certain adjustments, including customary anti-dilution adjustments, the “Conversion Ratio”). During the term beginning on the Lock-Up Period End Date until 18 months after the closing of the Offering, subject to certain conditions, the Company may elect to convert the Series A

Preferred Stock at the Conversion Ratio, but only if the closing price of the Common Stock trades at a 20% premium to the IPO Price for 20 of the 30 trading days immediately prior to such conversion, including the trading day immediately prior to such conversion. During the term beginning 18 months after the closing of the Offering until 36 months after the closing of the Offering, the Company may elect to convert the Series A Preferred Stock at the Conversion Ratio, but only if the closing price of the Common Stock trades at a 15% premium to the IPO Price for 20 of the 30 trading days immediately prior to such conversion, including the trading day immediately prior to such conversion. In the event that any shares of Series A Preferred Stock are converted within the first year after the closing of the Offering, the Common Stock issued upon such conversion will be subject to a 60-day lock-up period, which will end upon the earlier of the expiration of the 60-day period and the one-year anniversary of the closing of the Offering.

Upon a change of control, subject to the conversion right of the holders of the Series A Preferred Stock, the Series A Preferred Stock may be redeemed for cash in amount equal to the greater of (i) 135% of the Liquidation Preference of the Series A Preferred Stock and (ii) a 17.5% annualized internal rate of return on the Liquidation Preference of the Series A Preferred Stock; provided however, that if the change of control event occurs after 36 months after the closing of the Offering, the Series A Preferred Stock may be redeemed for cash in an amount equal to the Liquidation Preference. The Series A Preferred Stock mature on October 15, 2021, at which time they are mandatorily redeemable for cash at the Liquidation Preference.

The foregoing transactions were taken in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof. The foregoing description is qualified in its entirety by reference to the full text of the Certificate of Designations, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated into this Item 3.02 by reference.

Item 3.03                   Material Modification to Rights of Security Holders.

The information provided in Item 1.01 hereto under the headings “Existing Owners Registration Rights Agreement” and “Preferred Holders Registration Rights Agreement” and in Item 3.02 hereto under the heading “Series A Preferred Stock” is incorporated by reference into this Item 3.03.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements

(c) - (e) In connection with the closing of the Offering, the Company entered into Indemnification Agreements (“Indemnification Agreements”) with each of the executive officers and directors of the Company. These Indemnification Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance certain expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, which are attached as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On and effective as of October 17, 2016, in connection with the closing of the Offering, the Company filed with the Secretary of State of Delaware the Certificate of Designations, establishing the rights, preferences, privileges and other terms relating to the Series A Preferred Stock. A summary of the rights, preferences and privileges of the

Series A Preferred Stock and other material terms and conditions of the Certificate of Designations is set forth in in Item 3.02 of this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.		Description
2.	1	Agreement and Plan of Merger, dated October 17, 2016, by and between Extraction Oil & Gas, Inc and Extraction Oil & Gas Holdings, LLC.
3.	1	Certificate of Designations of Series A Preferred Stock of Extraction Oil & Gas, Inc., filed with the Secretary of State of the State of Delaware on October 17, 2016.
4.	1	Amended and Restated Registration Rights Agreement, dated October 17, 2016, by and among Extraction Oil & Gas, Inc. and the other persons named therein.
4.	2	Registration Rights Agreement, dated October 3, 2016, by and among Extraction Oil & Gas, LLC, Extraction Oil & Gas Holdings, LLC and the other persons named therein.
10.	1

Supplemental Indenture, dated as of October 17, 2016, by and among, Extraction Oil & Gas, Inc., Extraction Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

10.	2

Form of Restricted Stock Unit Award Agreement (for Employees) (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 (File No. 333-214089) filed with the Commission on October 13, 2016.

10.	3	Indemnification Agreement (Mark A. Erickson).
10.	4	Indemnification Agreement (Matthew R. Owens).
10.	5	Indemnification Agreement (Russell T. Kelley, Jr.).
10.	6	Indemnification Agreement (John S. Gaensbauer).
10.	7	Indemnification Agreement (Peter A. Leidel).
10.	8	Indemnification Agreement (Marvin M. Chronister).
10.	9	Indemnification Agreement (Patrick D. O’Brien).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2016

EXTRACTION OIL & GAS, INC.

By:	/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
2.	1	Agreement and Plan of Merger, dated October 17, 2016, by and between Extraction Oil & Gas, Inc and Extraction Oil & Gas Holdings, LLC.
3.	1	Certificate of Designations of Series A Preferred Stock of Extraction Oil & Gas, Inc., filed with the Secretary of State of the State of Delaware on October 17, 2016.
4.	1	Amended and Restated Registration Rights Agreement, dated October 17, 2016, by and among Extraction Oil & Gas, Inc. and the other persons named therein.
4.	2	Registration Rights Agreement, dated October 3, 2016, by and among Extraction Oil & Gas, LLC, Extraction Oil & Gas Holdings, LLC and the other persons named therein.
10.	1

Supplemental Indenture, dated as of October 17, 2016, by and among, Extraction Oil & Gas, Inc., Extraction Finance Corp., the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

10.	2

Form of Restricted Stock Unit Award Agreement (for Employees) (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 (File No. 333-214089) filed with the Commission on October 13, 2016.

10.	3	Indemnification Agreement (Mark A. Erickson).
10.	4	Indemnification Agreement (Matthew R. Owens).
10.	5	Indemnification Agreement (Russell T. Kelley, Jr.).
10.	6	Indemnification Agreement (John S. Gaensbauer).
10.	7	Indemnification Agreement (Peter A. Leidel).
10.	8	Indemnification Agreement (Marvin M. Chronister).
10.	9	Indemnification Agreement (Patrick D. O’Brien).